Exhibit 13.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of INNEOVA Holdings Limited, a Cayman Islands company (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F, as amended, for the financial year ended December 31, 2025 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2026

/s/ Neo Chin Heng
Neo Chin Heng, Chief Executive Officer